Exhibit 10(a)

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (this “First Amendment”) is entered into as of May 4, 2015 (the “First Amendment Effective Date”), by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions party hereto as Lenders (hereinafter collectively referred to as the “Executing Lenders”, and each individually, an “Executing Lender”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 9, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this First Amendment);

WHEREAS, pursuant to the Credit Agreement, Lenders have extended credit in the form of Loans to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that Lenders amend certain provisions contained in the Credit Agreement as more specifically provided for herein; and

WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Lenders have agreed to enter into this First Amendment to (a) decrease the Borrowing Base to $2,600,000,000 and (b) amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Lenders hereby agree as follows:

Section 1.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1    Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions, which shall read in full as follows:

“2018 Rolling Period” means for each of the periods ending March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, the period commencing on January 1, 2018 and ending on the last day of such applicable period.

“Annualized Consolidated EBITDAX” shall mean Consolidated EBITDAX for each 2018 Rolling Period ending on the date set forth in the table below multiplied by the factor for such 2018 Rolling Period set forth opposite such date in the table below:

2018 Rolling Period Ending	Factor
March 31, 2018	4
June 30, 2018	2
September 30, 2018	4/3
December 31, 2018	1

“Consolidated EBITDAX to Consolidated Interest Charges Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated EBITDAX for such Test Period to (b) Consolidated Interest Charges for such Test Period.

“Consolidated Senior Secured Debt” shall mean, as of any date of determination, all Indebtedness of the types described in clauses (a) and (b) (other than intercompany Indebtedness owing to the Borrower or any Restricted Subsidiary), and clause (d) (but only to the extent of any unreimbursed drawings under any letter of credit) of the definition thereof (provided that the amount of any such Indebtedness issued at a discount to its face value shall be determined in accordance with GAAP), in each case, that is not Subordinated Indebtedness and that is secured by a Lien on any assets of the Credit Parties; provided that, notwithstanding the foregoing, the Indebtedness permitted under Section 10.1(z) shall not be “Consolidated Senior Secured Debt”.
“Consolidated Senior Secured Debt to Consolidated EBITDAX Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Senior Secured Debt as of the last day of the most recent Test Period ended on or prior to such date of determination to (b) Consolidated EBITDAX for such Test Period.
“Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Total Debt as of the last day of the most recent Test Period ended on or prior to such date of determination to (b) Annualized Consolidated EBITDAX for the 2018 Rolling Period ending as of such last day.
“First Amendment” shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of May 4, 2015 among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Subordinated Indebtedness” shall mean the collective reference to any Indebtedness of any Credit Party subordinated in right and time of payment to the Obligations and containing such other terms and conditions, in each case as are satisfactory to the Administrative Agent.
1.2Restatement of Definitions. The definitions of “Credit Documents” and “Financial Performance Covenants” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:

“Credit Documents” shall mean this Agreement, the First Amendment, the Guarantee, the Security Documents, and any promissory notes issued by the Borrower under this Agreement and any other agreements executed by Credit Parties in connection with this Agreement and expressly identified as “Credit Documents” therein.
“Financial Performance Covenants” shall mean the covenants of the Borrower set forth in Section 10.11; provided that references in this Agreement to the Borrower being in compliance on a pro forma basis with the Financial Performance Covenants as of the date of a certain event, or words to similar effect, shall refer to the covenants set forth in Section 10.11 that are tested as of such date or the Test Period (or 2018 Rolling Period, as applicable) next ending following such date, and, for the avoidance of doubt, shall include the covenant set forth in Section 10.11(a)(ii) solely with respect to such references in Sections 10.1(g), 10.1(i)(i)(D), 10.1(j)(i)(B), 10.1(n), 10.5(g) and 10.6(i).
1.3    Amendment to Definition. The reference to “covenant set forth in Section 10.11(a)” contained in the definition of “Consolidated EBITDAX” contained in Section 1.1 of the Credit Agreement is hereby deleted and a reference to “covenants set forth in Sections 10.11(a), (b), (c) and (d)” is inserted in lieu thereof.
1.4    Amendment to Section 8.19 of the Credit Agreement. The last sentence of Section 8.19 of the Credit Agreement is hereby amended to read in full as follows: “The PV-9 of the Mortgaged Properties equals or exceeds the Collateral Coverage Minimum, except during cure periods for Collateral Coverage Minimum shortfalls as permitted in accordance with Section 9.10(c).”.
1.5    Amendment to Section 9.10(c) of the Credit Agreement. Section 9.10(c) of the Credit Agreement is hereby amended by deleting the reference to “the certificate required under Section 9.13(b)” in the second sentence thereof immediately after “60 days of delivery of”, and replacing such reference with “the applicable Reserve Report”.
1.6    Amendment to Section 10.11 of the Credit Agreement. Section 10.11 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

10.11    Financial Performance Covenants.
(a)    Consolidated Total Debt to Consolidated EBITDAX Ratio. The Borrower will not permit the Consolidated Total Debt to Consolidated EBITDAX Ratio to be greater than (i) 4.25 to 1.00 as of the last day of each Test Period ending (A) on or prior to December 31, 2015, (B) on or after March 31, 2019 or (C) during any Investment Grade Period, or (ii) solely for the purpose of determining whether the Borrower is in compliance on a pro forma basis with the Financial Performance Covenants in accordance with Sections 10.1(g), 10.1(i)(i)(D), 10.1(j)(i)(B), 10.1(n), 10.5(g) or 10.6(i), as the case may be, 6.0 to 1.0 as of the last day of each Test Period ending on March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017.
(b)    Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio. The Borrower will not permit the Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio as of March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, in any case, to be greater than the applicable ratio set forth opposite each such date in the table below; provided that, solely with respect to any such testing date that occurs during any Investment Grade Period, the Borrower will not be required to comply with this Section 10.11(b) for such date.

Date	Ratio
March 31, 2018	6.00 to 1.00
June 30, 2018	5.50 to 1.00
September 30, 2018	5.00 to 1.00
December 31, 2018	5.00 to 1.00
(c)    Consolidated Senior Secured Debt to Consolidated EBITDAX Ratio. The Borrower will not permit the Consolidated Senior Secured Debt to Consolidated EBITDAX Ratio to be greater than 2.50 to 1.00 as of the last day of each Test Period ending on March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017; provided that, solely with respect to any such testing date that occurs during any Investment Grade Period, the Borrower will not be required to comply with this Section 10.11(c) for such date.
(d)    Consolidated EBITDAX to Consolidated Interest Charges Ratio. The Borrower will not permit the Consolidated EBITDAX to Consolidated Interest Charges Ratio to be less than 2.25 to 1.00 as of the last day of each Test Period ending on March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017; provided that, solely with respect to any such testing date that occurs during any Investment Grade Period, the Borrower will not be required to comply with this Section 10.11(d) for such date.
(e)    Current Ratio. The Borrower will not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities as of the last day of any Test Period to be less than 1.00 to 1.00.
(f)    Asset Coverage Test. The Borrower will not permit the ratio of the PV-9 of the Credit Parties’ Oil and Gas Properties reflected in the most recently delivered Reserve Report to Consolidated Total Debt to be less than 1.50 to 1.00 as of the last day of any Test Period during an Investment Grade Period if, as of such date, the Borrower does not have both (i) a Rating from Moody’s of Baa3 or better and (ii) a Rating from S&P of BBB- or better.
Section 2.Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the Administrative Agent and the Lenders hereby agree that the Borrowing Base shall be decreased to $2,600,000,000 effective as of the First Amendment Effective Date and shall remain at such level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first. The Credit Parties, the Administrative Agent and the Lenders hereby agree that the decrease in the Borrowing Base provided for in this Section 2 shall be considered and deemed to be the Scheduled Redetermination scheduled for May 1, 2015 for purposes of Section 2.14 of the Credit Agreement.

Section 3.Conditions Precedent to Amendment. Subject to the satisfaction (or waiver) of the following conditions, the amendments to the Credit Agreement contained in Section 1 hereof shall each be effective on the First Amendment Effective Date:
3.1    Counterparts. Administrative Agent shall have received counterparts hereof duly executed by an Authorized Officer of each of Borrower, the Guarantors and the Required Lenders.
3.2Payment of Amendment Fee. Administrative Agent shall have received an amendment fee for the benefit of the Executing Lenders executing this First Amendment on or prior to the First Amendment Effective Date, in an amount for each such Executing Lender equal to 10 basis points (0.10%) of the amount of such Executing Lender’s Commitment as of the First Amendment Effective Date.
3.3    No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency shall then exist.
3.4    Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.
Section 4.Representations and Warranties. To induce Executing Lenders and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Lenders and Administrative Agent as follows as of the First Amendment Effective Date:
4.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Credit Documents is true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification in which case such representations and warranties shall be true and correct in all respects) with the same effect as though each such representation and warranty had been made on and as of the First Amendment Effective Date (except where any such representation and warranty expressly relates to an earlier date, in which case each such representation and warranty shall have been true and correct in all material respects as of such earlier date).
4.2    Due Authorization. The execution, delivery and performance by Borrower of this First Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official.
4.3    Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
4.4    No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Credit Documents or any Liens intended to be created thereby.
Section 5.Miscellaneous.
5.1    No Waivers. No failure or delay on the part of Administrative Agent or Lenders to exercise any right or remedy under the Credit Agreement, any other Credit Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Credit Documents and applicable law.
5.2    Reaffirmation of Credit Documents. Any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.
5.3    Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

5.4    Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.5    Counterparts. This First Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Borrower, the Guarantors and Required Lenders have executed a counterpart. Facsimiles and counterparts executed by electronic signature (e.g., .pdf) shall be effective as originals.
5.6    Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
5.7    Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.
5.8    Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.9    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.10    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers effective as of the First Amendment Effective Date.

BORROWER:

DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

Each of the undersigned (i) consent and agree to this First Amendment, and (ii) agree that the Credit Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTORS:

DENBURY GATHERING & MARKETING, INC.
DENBURY HOLDINGS, INC.
DENBURY OPERATING COMPANY
DENBURY ONSHORE, LLC
DENBURY PIPELINE HOLDINGS, LLC
DENBURY AIR, LLC
DENBURY GREEN PIPELINE-TEXAS, LLC
DENBURY GULF COAST PIPELINES, LLC
GREENCORE PIPELINE COMPANY LLC
DENBURY GREEN PIPELINE-MONTANA, LLC
DENBURY GREEN PIPELINE-RILEY RIDGE, LLC
DENBURY THOMPSON PIPELINE, LLC
ENCORE PARTNERS GP HOLDINGS, LLC
PLAIN ENERGY HOLDINGS, LLC

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/LENDER:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Elizabeth Schorman
Name:	Elizabeth Schorman
Title:	Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Managing Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Matthew Molero
Name:	Matthew Molero
Title:	Senior Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

COMERICA BANK,
as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Senior Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

COMPASS BANK,
as a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Senior Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Franziska Schoch
Name:	Franziska Schoch
Title:	Authorized Signatory

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Brian Hawk
Name:	Brian Hawk
Title:	Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ING CAPITAL LLC,
as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Springer
Name:	John C. Springer
Title:	Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

BOKF, NA DBA BANK OF TEXAS,
as a Lender

By:	/s/ Thomas E. Stelmar, Jr.
Name:	Thomas E. Stelmar, Jr.
Title:	Senior Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page
First Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.